Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2007

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

October 31, 2007

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2006		2007
2007	2006			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,255	1,010	24%	Insurance Division	465	349	318	390	547
1,086	768	41%	Investment Division	260	361	429	400	257
1,410	1,168	21%	International Insurance and Investments Division	428	398	475	455	480
(4)	60	-107%	Corporate and other operations	4	(13)	9	(8)	(5)

3,747	3,006	25%	Total pre-tax adjusted operating income	1,157	1,095	1,231	1,237	1,279
1,104	861	28%	Income taxes, applicable to adjusted operating income	329	313	365	365	374

2,643	2,145	23%	Financial Services Businesses after-tax adjusted operating income	828	782	866	872	905

			Reconciling items:
63	(40)	258%	Realized investment gains (losses), net, and related charges and adjustments	221	130	140	32	(109)
10	(8)	225%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	257	43	82	(108)	36
4	28	-86%	Change in experience-rated contractholder liabilities due to asset value changes	(168)	(17)	(62)	72	(6)
29	58	-50%	Divested businesses	10	18	19	(5)	15
(323)	(223)	-45%	Equity in earnings of operating joint ventures	(78)	(99)	(120)	(100)	(103)

(217)	(185)	-17%	Total reconciling items, before income taxes	242	75	59	(109)	(167)
(90)	(91)	1%	Income taxes, not applicable to adjusted operating income	34	43	14	(45)	(59)

(127)	(94)	-35%	Total reconciling items, after income taxes	208	32	45	(64)	(108)

2,516	2,051	23%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1,036	814	911	808	797
200	146	37%	Equity in earnings of operating joint ventures, net of taxes	50	62	77	56	67

2,716	2,197	24%	Income from continuing operations (after-tax) of Financial Services Businesses	1,086	876	988	864	864
4	54	-93%	Income (loss) from discontinued operations, net of taxes	66	17	37	(29)	(4)

2,720	2,251	21%	Net income of Financial Services Businesses	1,152	893	1,025	835	860

			Earnings per share of Common Stock (diluted):
5.69	4.41		Financial Services Businesses after-tax adjusted operating income	1.72	1.65	1.85	1.87	1.97

			Reconciling items:
0.13	(0.08)		Realized investment gains (losses), net, and related charges and adjustments	0.45	0.27	0.29	0.07	(0.24)
0.02	(0.02)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.52	0.09	0.17	(0.23)	0.08
0.01	0.06		Change in experience-rated contractholder liabilities due to asset value changes	(0.34)	(0.04)	(0.13)	0.15	(0.01)
0.06	0.12		Divested businesses	0.02	0.04	0.04	(0.01)	0.03
(0.68)	(0.45)		Equity in earnings of operating joint ventures	(0.16)	(0.20)	(0.25)	(0.21)	(0.22)

(0.46)	(0.37)		Total reconciling items, before income taxes	0.49	0.16	0.12	(0.23)	(0.36)
(0.19)	(0.18)		Income taxes, not applicable to adjusted operating income	0.06	0.09	0.03	(0.10)	(0.13)

(0.27)	(0.19)		Total reconciling items, after income taxes	0.43	0.07	0.09	(0.13)	(0.23)

5.42	4.22		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	2.15	1.72	1.94	1.74	1.74
0.43	0.29		Equity in earnings of operating joint ventures, net of taxes	0.10	0.13	0.16	0.12	0.15

5.85	4.51		Income from continuing operations (after-tax) of Financial Services Businesses	2.25	1.85	2.10	1.86	1.89
0.01	0.11		Income (loss) from discontinued operations, net of taxes	0.13	0.03	0.08	(0.06)	(0.01)

5.86	4.62		Net income of Financial Services Businesses	2.38	1.88	2.18	1.80	1.88

471.6	497.8		Weighted average number of outstanding Common shares (diluted basis)	490.5	482.8	477.2	472.8	464.9

16.46%	14.08%		Operating Return on Average Equity (based on adjusted operating income)	16.07%	15.01%	16.40%	16.31%	16.68%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
2,720	2,251		Net income of Financial Services Businesses (above)	1,152	893	1,025	835	860
113	140		Net income of Closed Block Business	53	144	95	11	7

2,833	2,391		Consolidated net income	1,205	1,037	1,120	846	867

42	51		Direct equity adjustments for earnings per share calculations	16	17	15	14	13

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Short-term debt	9,418	10,798	12,812	11,533	12,619
		Long-term debt	7,464	9,673	10,080	9,401	9,771

		Attributed Equity:
		Including accumulated other comprehensive income	22,053	21,690	22,265	21,718	21,751
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	21,290	21,306	21,657	21,792	22,244
		Excluding total accumulated other comprehensive income	21,232	21,194	21,585	21,835	22,051

		Total Capitalization:
		Including accumulated other comprehensive income	29,517	31,363	32,345	31,119	31,522
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	28,754	30,979	31,737	31,193	32,015
		Excluding total accumulated other comprehensive income	28,696	30,867	31,665	31,236	31,822

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	45.31	45.18	47.05	46.27	47.08
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	43.74	44.38	45.77	46.43	48.15
		Excluding total accumulated other comprehensive income	43.62	44.15	45.61	46.52	47.73

		Number of diluted shares at end of period	486.7	480.1	473.2	469.4	462.0

		Common Stock Price Range (based on closing price):
103.17	79.06	High	79.06	86.84	93.10	103.17	98.71
84.28	71.47	Low	71.47	76.03	85.69	90.21	84.28
97.58	76.25	Close	76.25	85.86	90.26	97.23	97.58

		Common Stock market capitalization (1)	36,394	40,449	42,025	44,879	44,309

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

OPERATIONS HIGHLIGHTS

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	147.9	156.8	161.0	166.2	170.1
		Retail customers	75.9	79.0	84.2	87.1	88.5
		General account	163.8	167.6	168.9	167.0	171.6
		Total Investment Management and Advisory Services	387.6	403.4	414.1	420.3	430.2
		Non-proprietary assets under management	51.0	54.2	53.4	56.1	57.0
		Total managed by Investment Division	438.6	457.6	467.5	476.4	487.2
		Managed by International Insurance and Investments Division (3):	82.2	86.2	88.8	94.3	71.5
		Managed by Insurance Division	65.4	72.2	73.5	77.7	78.2
		Total assets under management	586.2	616.0	629.8	648.4	636.9
		Client assets under administration	105.8	112.9	117.2	127.0	131.4
		Total assets under management and administration	692.0	728.9	747.0	775.4	768.3
		Assets managed or administered for customers outside of the United States at end of period (3)	115.5	123.8	128.8	137.3	119.6

		Distribution Representatives (1):
		Prudential Agents	2,814	2,562	2,505	2,512	2,552
		International Life Planners	5,802	5,828	5,893	6,001	6,038
		Gibraltar Life Advisors	6,036	5,944	5,952	5,815	5,944

53	47	Prudential Agent productivity ($ thousands)	46	74	49	57	54

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets managed by the International Insurance and Investments Division and Assets managed or administered for customers outside of the United States at end of period at June 30, 2007 included $28 billion associated with investments in operating joint ventures which the Company sold in the third quarter of 2007. As a result, these assets are no longer reported as a component of its assets under management and administration.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2006		2007
2007	2006			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
8,077	7,694	5%	Premiums	2,548	2,593	2,720	2,684	2,673
2,294	1,912	20%	Policy charges and fee income	583	737	784	783	727
6,240	5,647	11%	Net investment income	1,962	2,010	2,053	2,074	2,113
3,406	2,831	20%	Asset management fees, commissions and other income	971	1,138	1,104	1,157	1,145

20,017	18,084	11%	Total revenues	6,064	6,478	6,661	6,698	6,658

			Benefits and Expenses (1):
8,104	7,818	4%	Insurance and annuity benefits	2,650	2,605	2,763	2,683	2,658
2,286	2,045	12%	Interest credited to policyholders’ account balances	716	745	745	762	779
831	694	20%	Interest expense	249	255	274	276	281
(1,649)	(1,492)	-11%	Deferral of acquisition costs	(496)	(545)	(539)	(556)	(554)
643	431	49%	Amortization of acquisition costs	(73)	239	272	265	106
6,055	5,582	8%	General and administrative expenses	1,861	2,084	1,915	2,031	2,109

16,270	15,078	8%	Total benefits and expenses	4,907	5,383	5,430	5,461	5,379

3,747	3,006	25%	Adjusted operating income before income taxes	1,157	1,095	1,231	1,237	1,279

			Reconciling items:
80	(70)	214%	Realized investment gains (losses), net, and related adjustments	214	143	146	39	(105)
(17)	30	-157%	Related charges	7	(13)	(6)	(7)	(4)

63	(40)	258%	Total realized investment gains (losses), net, and related charges and adjustments	221	130	140	32	(109)

10	(8)	225%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	257	43	82	(108)	36
4	28	-86%	Change in experience-rated contractholder liabilities due to asset value changes	(168)	(17)	(62)	72	(6)
29	58	-50%	Divested businesses	10	18	19	(5)	15
(323)	(223)	-45%	Equity in earnings of operating joint ventures	(78)	(99)	(120)	(100)	(103)

(217)	(185)	-17%	Total reconciling items, before income taxes	242	75	59	(109)	(167)

3,530	2,821	25%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,399	1,170	1,290	1,128	1,112
1,014	770	32%	Income tax expense	363	356	379	320	315

2,516	2,051	23%	Income from continuing operations before equity in earnings of operating joint ventures	1,036	814	911	808	797

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $105,750; $109,362; $110,980; $108,291; $111,668)	108,346	112,043	113,833	109,665	112,956
Fixed maturities, held to maturity, at amortized cost (fair value $3,400; $3,441; $3,407; $3,287; $3,411)	3,473	3,469	3,440	3,370	3,473
Trading account assets supporting insurance liabilities, at fair value	14,453	14,262	14,223	14,069	14,612
Other trading account assets, at fair value	1,933	2,209	2,119	2,100	3,118
Equity securities, available for sale, at fair value (cost $3,761; $3,825; $3,942; $3,928; $4,385)	4,182	4,331	4,592	4,588	4,683
Commercial loans	18,139	18,421	18,947	19,852	20,756
Policy loans	3,350	3,472	3,575	3,642	3,815
Securities purchased under agreements to resell	187	153	113	198	111
Other long-term investments	3,538	3,780	4,339	4,430	4,449
Short-term investments	2,705	3,183	3,291	5,421	3,183
Total investments	160,306	165,323	168,472	167,335	171,156
Cash and cash equivalents	7,361	7,243	5,950	5,584	7,687
Accrued investment income	1,466	1,429	1,468	1,432	1,519
Reinsurance recoverables	1,908	1,958	2,021	2,127	2,149
Deferred policy acquisition costs	9,540	9,854	10,067	10,404	11,032
Other assets	17,442	16,997	16,773	15,603	16,379
Separate account assets	166,757	177,463	181,618	187,403	195,324
Total assets	364,780	380,267	386,369	389,888	405,246

Liabilities:
Future policy benefits	55,238	56,245	56,490	55,692	58,117
Policyholders’ account balances	75,614	75,090	75,132	75,606	77,105
Reinsurance payables	1,405	1,458	1,472	1,556	1,593
Securities sold under agreements to repurchase	6,256	5,747	4,794	5,146	5,683
Cash collateral for loaned securities	3,797	4,082	3,697	4,497	5,017
Income taxes	2,827	2,920	3,199	2,746	2,826
Securities sold but not yet purchased	313	277	307	267	204
Short-term debt	9,418	10,798	12,812	11,533	12,619
Long-term debt	7,464	9,673	10,080	9,401	9,771
Other liabilities	13,638	14,824	14,503	14,323	15,236
Separate account liabilities	166,757	177,463	181,618	187,403	195,324
Total liabilities	342,727	358,577	364,104	368,170	383,495

Attributed Equity:
Accumulated other comprehensive income (loss)	821	496	680	(117)	(300)
Other attributed equity	21,232	21,194	21,585	21,835	22,051
Total attributed equity	22,053	21,690	22,265	21,718	21,751

Total liabilities and attributed equity	364,780	380,267	386,369	389,888	405,246

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,673	1,073	88	1,518	(6)
Policy charges and fee income	727	632	40	72	(17)
Net investment income	2,113	479	1,022	419	193
Asset management fees, commissions and other income	1,145	313	649	225	(42)

Total revenues	6,658	2,497	1,799	2,234	128

Benefits and Expenses (1):
Insurance and annuity benefits	2,658	1,161	290	1,194	13
Interest credited to policyholders’ account balances	779	201	528	84	(34)
Interest expense	281	59	76	8	138
Deferral of acquisition costs	(554)	(290)	(19)	(253)	8
Amortization of acquisition costs	106	(1)	11	103	(7)
General and administrative expenses	2,109	820	656	618	15

Total benefits and expenses	5,379	1,950	1,542	1,754	133

Adjusted operating income (loss) before income taxes	1,279	547	257	480	(5)

	Quarter Ended September 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,548	1,027	84	1,438	(1)
Policy charges and fee income	583	474	45	70	(6)
Net investment income	1,962	463	926	376	197
Asset management fees, commissions and other income	971	241	578	172	(20)

Total revenues	6,064	2,205	1,633	2,056	170

Benefits and Expenses (1):
Insurance and annuity benefits	2,650	1,225	297	1,112	16
Interest credited to policyholders’ account balances	716	196	475	66	(21)
Interest expense	249	37	63	3	146
Deferral of acquisition costs	(496)	(235)	(25)	(242)	6
Amortization of acquisition costs	(73)	(191)	12	111	(5)
General and administrative expenses	1,861	708	551	578	24

Total benefits and expenses	4,907	1,740	1,373	1,628	166

Adjusted operating income before income taxes	1,157	465	260	428	4

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	8,077	3,229	255	4,602	(9)
Policy charges and fee income	2,294	1,971	128	217	(22)
Net investment income	6,240	1,424	3,027	1,210	579
Asset management fees, commissions and other income	3,406	785	2,081	662	(122)

Total revenues	20,017	7,409	5,491	6,691	426

Benefits and Expenses (1):
Insurance and annuity benefits	8,104	3,573	868	3,632	31
Interest credited to policyholders’ account balances	2,286	608	1,528	240	(90)
Interest expense	831	165	199	13	454
Deferral of acquisition costs	(1,649)	(847)	(63)	(773)	34
Amortization of acquisition costs	643	292	31	357	(37)
General and administrative expenses	6,055	2,363	1,842	1,812	38

Total benefits and expenses	16,270	6,154	4,405	5,281	430

Adjusted operating income (loss) before income taxes	3,747	1,255	1,086	1,410	(4)

	Nine Months Ended September 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	7,694	3,014	206	4,488	(14)
Policy charges and fee income	1,912	1,576	136	216	(16)
Net investment income	5,647	1,319	2,689	1,049	590
Asset management fees, commissions and other income	2,831	588	1,820	482	(59)

Total revenues	18,084	6,497	4,851	6,235	501

Benefits and Expenses (1):
Insurance and annuity benefits	7,818	3,439	801	3,539	39
Interest credited to policyholders’ account balances	2,045	557	1,356	184	(52)
Interest expense	694	95	171	10	418
Deferral of acquisition costs	(1,492)	(719)	(69)	(755)	51
Amortization of acquisition costs	431	82	42	342	(35)
General and administrative expenses	5,582	2,033	1,782	1,747	20

Total benefits and expenses	15,078	5,487	4,083	5,067	441

Adjusted operating income before income taxes	3,006	1,010	768	1,168	60

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	171,156	34,288	70,325	55,840	10,703
Deferred policy acquisition costs	11,032	6,030	212	4,957	(167)
Other assets	27,734	5,747	8,709	9,019	4,259
Separate account assets	195,324	99,435	97,065	264	(1,440)

Total assets	405,246	145,500	176,311	70,080	13,355

Liabilities:
Future policy benefits	58,117	8,193	14,221	35,230	473
Policyholders’ account balances	77,105	20,136	42,544	16,926	(2,501)
Debt	22,390	4,421	4,738	1,785	11,446
Other liabilities	30,559	6,879	11,707	9,507	2,466
Separate account liabilities	195,324	99,435	97,065	264	(1,440)

Total liabilities	383,495	139,064	170,275	63,712	10,444

Attributed Equity:
Accumulated other comprehensive income (loss)	(300)	56	(111)	335	(580)
Other attributed equity	22,051	6,380	6,147	6,033	3,491

Total attributed equity	21,751	6,436	6,036	6,368	2,911

Total liabilities and attributed equity	405,246	145,500	176,311	70,080	13,355

	As of December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	165,323	33,154	65,805	52,884	13,480
Deferred policy acquisition costs	9,854	5,447	176	4,397	(166)
Other assets	27,627	5,555	8,232	7,968	5,872
Separate account assets	177,463	87,380	91,257	153	(1,327)

Total assets	380,267	131,536	165,470	65,402	17,859

Liabilities:
Future policy benefits	56,245	7,905	14,517	33,333	490
Policyholders’ account balances	75,090	20,511	40,616	15,842	(1,879)
Debt	20,471	3,491	2,164	1,346	13,470
Other liabilities	29,308	5,968	10,753	8,154	4,433
Separate account liabilities	177,463	87,380	91,257	153	(1,327)

Total liabilities	358,577	125,255	159,307	58,828	15,187

Attributed Equity:
Accumulated other comprehensive income (loss)	496	235	116	694	(549)
Other attributed equity	21,194	6,046	6,047	5,880	3,221

Total attributed equity	21,690	6,281	6,163	6,574	2,672

Total liabilities and attributed equity	380,267	131,536	165,470	65,402	17,859

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2007			As of December 31, 2006
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	1,399	2,736	4,135	255	4,122	4,377
Investment related	5,963	6,112	12,075	7,053	5,116	12,169
Securities business related	3,790	268	4,058	2,334	—	2,334
Specified other businesses	1,143	530	1,673	1,072	350	1,422
Limited recourse and non-recourse borrowing	324	125	449	84	85	169

Total debt - Financial Services Businesses	12,619	9,771	22,390	10,798	9,673	20,471

Ratio of long-term and short-term capital debt to capitalization			15.7%			17.0%

Closed Block Business
Investment related	865	—	865	1,738	—	1,738
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	865	1,750	2,615	1,738	1,750	3,488

	As of September 30, 2007				As of December 31, 2006
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,086	1,049	—	4,135	3,079	1,298	—	4,377
Investment related	6,562	4,270	1,243	12,075	7,372	3,763	1,034	12,169
Securities business related	2,494	1,507	57	4,058	712	1,191	431	2,334
Specified other businesses	542	1,131	—	1,673	424	998	—	1,422
Limited recourse and non-recourse borrowing	—	—	449	449	—	—	169	169

Total debt - Financial Services Businesses	12,684	7,957	1,749	22,390	11,587	7,250	1,634	20,471

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $444 million and $693 million of Surplus Notes for September 30, 2007 and December 31, 2006, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2006		2007
2007	2006			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,229	3,014	7%	Premiums	1,027	1,052	1,073	1,083	1,073
1,971	1,576	25%	Policy charges and fee income	474	637	667	672	632
1,424	1,319	8%	Net investment income	463	468	470	475	479
785	588	34%	Asset management fees, commissions and other income	241	218	230	242	313

7,409	6,497	14%	Total revenues	2,205	2,375	2,440	2,472	2,497

			Benefits and Expenses (1):
3,573	3,439	4%	Insurance and annuity benefits	1,225	1,154	1,230	1,182	1,161
608	557	9%	Interest credited to policyholders’ account balances	196	206	202	205	201
165	95	74%	Interest expense	37	44	53	53	59
(847)	(719)	-18%	Deferral of acquisition costs	(235)	(282)	(270)	(287)	(290)
292	82	256%	Amortization of acquisition costs	(191)	125	153	140	(1)
2,363	2,033	16%	General and administrative expenses	708	779	754	789	820

6,154	5,487	12%	Total benefits and expenses	1,740	2,026	2,122	2,082	1,950

1,255	1,010	24%	Adjusted operating income before income taxes	465	349	318	390	547

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2007				Quarter Ended September 30, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	3,229	389	53	2,787	1,073	137	13	923
Policy charges and fee income	1,971	762	941	268	632	226	322	84
Net investment income	1,424	481	443	500	479	165	144	170
Asset management fees, commissions and other income	785	296	428	61	313	140	150	23

Total revenues	7,409	1,928	1,865	3,616	2,497	668	629	1,200

Benefits and Expenses (1):
Insurance and annuity benefits	3,573	693	149	2,731	1,161	254	31	876
Interest credited to policyholders’ account balances	608	162	269	177	201	54	87	60
Interest expense	165	116	43	6	59	41	16	2
Deferral of acquisition costs	(847)	(333)	(480)	(34)	(290)	(115)	(158)	(17)
Amortization of acquisition costs	292	74	213	5	(1)	(68)	64	3
General and administrative expenses (2)	2,363	727	1,122	514	820	255	386	179

Total benefits and expenses	6,154	1,439	1,316	3,399	1,950	421	426	1,103

Adjusted operating income before income taxes	1,255	489	549	217	547	247	203	97

	Nine Months Ended September 30, 2006				Quarter Ended September 30, 2006
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	3,014	312	57	2,645	1,027	109	26	892
Policy charges and fee income	1,576	653	695	228	474	117	270	87
Net investment income	1,319	399	462	458	463	137	169	157
Asset management fees, commissions and other income	588	247	291	50	241	104	118	19

Total revenues	6,497	1,611	1,505	3,381	2,205	467	583	1,155

Benefits and Expenses (1):
Insurance and annuity benefits	3,439	660	166	2,613	1,225	300	66	859
Interest credited to policyholders’ account balances	557	149	259	149	196	51	93	52
Interest expense	95	55	35	5	37	20	15	2
Deferral of acquisition costs	(719)	(254)	(383)	(82)	(235)	(91)	(131)	(13)
Amortization of acquisition costs	82	(55)	136	1	(191)	(220)	28	1
General and administrative expenses (2)	2,033	644	860	529	708	224	320	164

Total benefits and expenses	5,487	1,199	1,073	3,215	1,740	284	391	1,065

Adjusted operating income before income taxes	1,010	412	432	166	465	183	192	90

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $109 million for the nine months ended September 30, 2007, $59 million for the nine months ended September 30, 2006, $43 million for the quarter ended September 30, 2007 and $33 million for the quarter ended September 30, 2006 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		SALES:
		Excluding corporate-owned life insurance:
86	70	Variable life	25	20	48	19	19
129	117	Universal life	34	75	44	45	40
157	100	Term life	35	48	49	54	54

372	287	Total excluding corporate-owned life insurance	94	143	141	118	113
9	10	Corporate-owned life insurance	5	2	5	3	1

381	297	Total	99	145	146	121	114

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
128	127	Prudential Agents	37	54	42	42	44
244	160	Third party distribution	57	89	99	76	69
9	10	Corporate-owned life insurance	5	2	5	3	1

381	297	Total	99	145	146	121	114

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,165	5,694	Beginning balance	5,891	6,018	6,165	6,253	6,385
969	938	Premiums and deposits	299	340	325	345	299
(756)	(804)	Surrenders and withdrawals	(284)	(214)	(236)	(263)	(257)

213	134	Net sales	15	126	89	82	42
(115)	(105)	Benefit payments	(36)	(33)	(46)	(40)	(29)

98	29	Net flows	(21)	93	43	42	13
231	292	Interest credited and other	149	60	46	92	93
200	180	Net transfers from separate account	59	62	65	65	70
(205)	(177)	Policy charges	(60)	(68)	(66)	(67)	(72)

6,489	6,018	Ending balance	6,018	6,165	6,253	6,385	6,489

		Separate Account Liabilities:
17,586	16,170	Beginning balance	16,313	16,747	17,586	17,748	18,517
990	931	Premiums and deposits	298	290	316	314	360
(506)	(548)	Surrenders and withdrawals	(173)	(145)	(166)	(156)	(184)

484	383	Net sales	125	145	150	158	176
(46)	(25)	Benefit payments	(7)	(9)	(28)	(5)	(13)

438	358	Net flows	118	136	122	153	163
1,644	999	Change in market value, interest credited and other	574	963	303	880	461
(200)	(180)	Net transfers to general account	(59)	(62)	(65)	(65)	(70)
(592)	(600)	Policy charges	(199)	(198)	(198)	(199)	(195)

18,876	16,747	Ending balance	16,747	17,586	17,748	18,517	18,876

		FACE AMOUNT IN FORCE (2):
		Variable life	140,139	139,847	139,418	139,280	138,872
		Universal life	21,017	21,971	22,910	23,696	24,424
		Term life	231,971	247,933	264,840	282,434	300,056

		Total	393,127	409,751	427,168	445,410	463,352

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:
		Policy Surrender Experience:
565	584	Cash value of surrenders	181	160	167	175	223
3.3%	3.7%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.4%	2.9%	3.0%	3.1%	3.8%

		Death benefits per $1,000 of in force (1):
3.58	3.23	Variable and universal life	3.22	3.51	3.66	3.04	4.00
2.17	1.41	Term life	1.92	1.17	3.18	1.62	1.99
3.20	2.80	Total, Individual Life Insurance	2.93	2.84	3.64	2.68	3.38

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
74,555	50,778	Beginning total account value	68,807	70,555	74,555	75,591	78,968
8,637	6,952	Sales	2,323	2,641	2,779	3,033	2,825
(7,153)	(5,426)	Surrenders and withdrawals	(2,084)	(2,296)	(2,310)	(2,515)	(2,328)

1,484	1,526	Net sales	239	345	469	518	497
(870)	(654)	Benefit payments	(244)	(264)	(306)	(299)	(265)

614	872	Net flows	(5)	81	163	219	232
6,941	3,240	Change in market value, interest credited, and other	2,012	4,208	1,168	3,478	2,295
(937)	(647)	Policy charges	(259)	(289)	(295)	(320)	(322)
—	16,312	Acquisition	—	—	—	—	—

81,173	70,555	Ending total account value	70,555	74,555	75,591	78,968	81,173

		Fixed Annuities:
3,748	3,991	Beginning total account value	3,871	3,814	3,748	3,679	3,608
57	93	Sales	33	26	21	20	16
(224)	(236)	Surrenders and withdrawals	(75)	(77)	(81)	(74)	(69)

(167)	(143)	Net redemptions	(42)	(51)	(60)	(54)	(53)
(129)	(126)	Benefit payments	(41)	(50)	(43)	(45)	(41)

(296)	(269)	Net flows	(83)	(101)	(103)	(99)	(94)
97	95	Interest credited and other	27	36	35	29	33
(3)	(3)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,546	3,814	Ending total account value	3,814	3,748	3,679	3,608	3,546

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):
1,856	1,352	Insurance Agents	466	638	589	660	607
1,052	717	Wirehouses	257	352	318	376	358
5,786	4,976	Independent Financial Planners (2)	1,633	1,677	1,893	2,017	1,876

8,694	7,045	Total	2,356	2,667	2,800	3,053	2,841

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	34,288	37,071	38,287	40,762	42,708
		Net amount at risk	1,724	1,491	1,433	1,268	1,171

		Minimum return, anniversary contract value, or maximum contract value:
		Account value	30,942	32,118	32,059	32,925	33,184
		Net amount at risk	3,009	2,528	2,439	2,108	1,978

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	9,667	10,452	10,731	11,335	11,757
		Guaranteed minimum withdrawal benefits	1,853	2,028	2,105	2,229	2,274
		Guaranteed minimum income benefits	7,113	7,329	7,269	7,386	7,320
		Guaranteed minimum withdrawal & income benefits	6,678	8,570	10,205	12,448	14,659

		Total	25,311	28,379	30,310	33,398	36,010

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
9,527	9,231	Beginning balance	10,722	10,222	9,527	9,246	8,784
224	352	Premiums and deposits	182	110	83	79	62
(903)	(936)	Surrenders and withdrawals	(350)	(332)	(333)	(307)	(263)

(679)	(584)	Net redemptions	(168)	(222)	(250)	(228)	(201)
(303)	(287)	Benefit payments	(101)	(114)	(102)	(105)	(96)

(982)	(871)	Net flows	(269)	(336)	(352)	(333)	(297)
258	273	Interest credited and other	98	95	85	84	89
(153)	37	Net transfers (to) from separate account	(329)	(453)	(13)	(212)	72
(3)	(2)	Policy charges	—	(1)	(1)	(1)	(1)
—	1,554	Acquisition	—	—	—	—	—

8,647	10,222	Ending balance	10,222	9,527	9,246	8,784	8,647

		Account Values in Separate Account:
68,776	45,538	Beginning balance	61,956	64,147	68,776	70,024	73,792
8,470	6,692	Premiums and deposits	2,173	2,558	2,717	2,974	2,779
(6,474)	(4,726)	Surrenders and withdrawals	(1,809)	(2,041)	(2,058)	(2,282)	(2,134)

1,996	1,966	Net sales	364	517	659	692	645
(696)	(493)	Benefit payments	(184)	(199)	(247)	(239)	(210)

1,300	1,473	Net flows	180	318	412	453	435
6,780	3,063	Change in market value, interest credited and other	1,942	4,147	1,118	3,423	2,239
153	(37)	Net transfers (to) from general account	329	453	13	212	(72)
(937)	(648)	Policy charges	(260)	(289)	(295)	(320)	(322)
—	14,758	Acquisition	—	—	—	—	—

76,072	64,147	Ending balance	64,147	68,776	70,024	73,792	76,072

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
162	329	Group life	98	37	103	26	33
139	121	Group disability (1)	29	17	92	26	21
301	450	Total	127	54	195	52	54

		Future Policy Benefits (2):
		Group life	1,953	2,181	2,103	2,105	2,032
		Group disability (1)	498	519	589	614	640
		Total	2,451	2,700	2,692	2,719	2,672

		Policyholders’ Account Balances (2):
		Group life	5,325	5,466	5,439	5,521	5,610
		Group disability (1)	108	112	109	124	132
		Total	5,433	5,578	5,548	5,645	5,742

		Separate Account Liabilities (2):
		Group life	15,023	16,412	16,898	17,293	19,462
		Group disability (1)	—	—	—	—	—
		Total	15,023	16,412	16,898	17,293	19,462

		Group Life Insurance:
2,533	2,508	Gross premiums, policy charges and fee income (3)	763	788	832	860	841
2,405	2,291	Earned premiums, policy charges and fee income	784	794	811	810	784
90.4%	92.4%	Benefits ratio	89.8%	90.1%	91.5%	91.1%	88.4%
9.6%	9.0%	Administrative operating expense ratio	10.0%	11.4%	9.6%	9.3%	9.8%
		Persistency ratio	95.1%	94.8%	95.6%	95.3%	94.2%

		Group Disability Insurance (1):
675	612	Gross premiums, policy charges and fee income (3)	210	211	217	225	233
650	582	Earned premiums, policy charges and fee income	195	196	211	216	223
85.9%	85.4%	Benefits ratio	79.5%	85.7%	91.0%	84.7%	82.1%
20.9%	21.2%	Administrative operating expense ratio	20.5%	22.3%	22.1%	20.0%	20.6%
		Persistency ratio	90.8%	89.9%	92.1%	91.1%	88.9%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL LIFE INSURANCE:
3,550	3,187	Beginning balance	3,277	3,508	3,550	3,570	3,678
333	254	Capitalization	91	97	103	115	115
(74)	55	Amortization - operating results	220	(57)	(78)	(64)	68
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
32	12	Impact of unrealized (gains) or losses on AFS securities	(80)	2	(5)	57	(20)

3,841	3,508	Ending balance	3,508	3,550	3,570	3,678	3,841

		INDIVIDUAL ANNUITIES:
1,613	1,256	Beginning balance	1,470	1,532	1,613	1,671	1,791
480	383	Capitalization	131	151	154	168	158
(213)	(136)	Amortization - operating results	(28)	(67)	(74)	(75)	(64)
3	20	Amortization - realized investment gains and losses	12	—	1	(1)	3
6	9	Impact of unrealized (gains) or losses on AFS securities	(53)	(3)	(10)	28	(12)
(13)	—	Other (1)	—	—	(13)	—	—

1,876	1,532	Ending balance	1,532	1,613	1,671	1,791	1,876

		GROUP INSURANCE:
284	170	Beginning balance	239	251	284	296	299
34	82	Capitalization	13	34	13	4	17
(5)	(1)	Amortization - operating results	(1)	(1)	(1)	(1)	(3)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

313	251	Ending balance	251	284	296	299	313

		TOTAL INSURANCE DIVISION:
5,447	4,613	Beginning balance	4,986	5,291	5,447	5,537	5,768
847	719	Capitalization	235	282	270	287	290
(292)	(82)	Amortization - operating results	191	(125)	(153)	(140)	1
3	20	Amortization - realized investment gains and losses	12	—	1	(1)	3
38	21	Impact of unrealized (gains) or losses on AFS securities	(133)	(1)	(15)	85	(32)
(13)	—	Other (1)	—	—	(13)	—	—

6,030	5,291	Ending balance	5,291	5,447	5,537	5,768	6,030

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2006		2007
2007	2006			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
255	206	24%	Premiums	84	88	96	71	88
128	136	-6%	Policy charges and fee income	45	43	44	44	40
3,027	2,689	13%	Net investment income	926	969	992	1,013	1,022
2,081	1,820	14%	Asset management fees, commissions and other income	578	791	699	733	649

5,491	4,851	13%	Total revenues	1,633	1,891	1,831	1,861	1,799

			Benefits and Expenses (1):
868	801	8%	Insurance and annuity benefits	297	303	302	276	290
1,528	1,356	13%	Interest credited to policyholders’ account balances	475	497	492	508	528
199	171	16%	Interest expense	63	67	59	64	76
(63)	(69)	9%	Deferral of acquisition costs	(25)	(24)	(19)	(25)	(19)
31	42	-26%	Amortization of acquisition costs	12	10	9	11	11
1,842	1,782	3%	General and administrative expenses	551	677	559	627	656

4,405	4,083	8%	Total benefits and expenses	1,373	1,530	1,402	1,461	1,542

1,086	768	41%	Adjusted operating income before income taxes	260	361	429	400	257

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2007				Quarter Ended September 30, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	255	—	—	255	88	—	—	88
Policy charges and fee income	128	—	—	128	40	—	—	40
Net investment income	3,027	288	2	2,737	1,022	87	1	934
Asset management fees, commissions and other income	2,081	1,404	301	376	649	431	97	121

Total revenues	5,491	1,692	303	3,496	1,799	518	98	1,183

Benefits and Expenses (1):
Insurance and annuity benefits	868	—	—	868	290	—	—	290
Interest credited to policyholders’ account balances	1,528	—	—	1,528	528	—	—	528
Interest expense	199	43	—	156	76	19	—	57
Deferral of acquisition costs	(63)	(12)	—	(51)	(19)	(4)	—	(15)
Amortization of acquisition costs	31	15	—	16	11	4	—	7
General and administrative expenses	1,842	1,153	49	640	656	380	13	263

Total benefits and expenses	4,405	1,199	49	3,157	1,542	399	13	1,130

Adjusted operating income before income taxes	1,086	493	254	339	257	119	85	53

	Nine Months Ended September 30, 2006				Quarter Ended September 30, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	206	—	—	206	84	—	—	84
Policy charges and fee income	136	—	—	136	45	—	—	45
Net investment income	2,689	148	20	2,521	926	55	5	866
Asset management fees, commissions and other income	1,820	1,266	202	352	578	388	73	117

Total revenues	4,851	1,414	222	3,215	1,633	443	78	1,112

Benefits and Expenses (1):
Insurance and annuity benefits	801	—	—	801	297	—	—	297
Interest credited to policyholders’ account balances	1,356	—	—	1,356	475	—	—	475
Interest expense	171	25	—	146	63	10	—	53
Deferral of acquisition costs	(69)	(14)	—	(55)	(25)	(3)	—	(22)
Amortization of acquisition costs	42	21	—	21	12	6	—	6
General and administrative expenses	1,782	976	248	558	551	330	27	194

Total benefits and expenses	4,083	1,008	248	2,827	1,373	343	27	1,003

Adjusted operating income (loss) before income taxes	768	406	(26)	388	260	100	51	109

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

		% Change	Supplementary Revenue Information (in millions):
Year-to-date				2006		2007
2007	2006			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
798	715	12%	Asset management fees	244	259	262	271	265
422	334	26%	Incentive, transaction, principal investing and capital markets revenues	79	247	143	186	93
472	365	29%	Service, distribution and other revenues	120	130	152	160	160

1,692	1,414	20%	Total Asset Management segment revenues	443	636	557	617	518

			Analysis of asset management fees by source:
358	311	15%	Institutional customers	111	115	117	123	118
258	227	14%	Retail customers	75	83	84	87	87
182	177	3%	General account	58	61	61	61	60

798	715	12%	Total asset management fees	244	259	262	271	265

Supplementary Assets Under Management Information (in billions):

	September 30, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	57.5	86.5	26.1	170.1
Retail customers	66.5	20.6	1.4	88.5
General account	4.2	166.6	0.8	171.6

Total	128.2	273.7	28.3	430.2

	September 30, 2006
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.9	74.4	21.6	147.9
Retail customers	54.3	20.3	1.3	75.9
General account	3.7	159.3	0.8	163.8

Total	109.9	254.0	23.7	387.6

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management: (1)
		Assets gathered by Investment Management & Advisory Services sales force:
122.9	101.3	Beginning assets under management	107.1	115.0	122.9	127.0	132.0
16.8	19.1	Additions (2)	6.5	6.7	5.1	6.3	5.4
(14.5)	(11.7)	Withdrawals (3)	(3.3)	(3.3)	(3.9)	(4.6)	(6.0)
9.7	5.8	Change in market value	4.3	4.5	2.5	3.5	3.7
0.1	0.5	Net money market flows	0.4	—	0.4	(0.2)	(0.1)

135.0	115.0	Ending assets under management	115.0	122.9	127.0	132.0	135.0
35.1	32.9	Affiliated institutional assets under management	32.9	33.9	34.0	34.2	35.1

170.1	147.9	Total assets managed for institutional customers at end of period	147.9	156.8	161.0	166.2	170.1

2.3	7.4	Net institutional additions (withdrawals) other than money market	3.2	3.4	1.2	1.7	(0.6)

		Retail Assets Under Management: (1)
		Assets gathered by Investment Management & Advisory Services sales force:
43.4	38.7	Beginning assets under management	40.7	41.3	43.4	47.7	49.3
7.9	7.9	Additions	1.9	2.1	2.9	2.3	2.7
(8.0)	(7.9)	Withdrawals	(2.6)	(1.9)	(2.6)	(3.0)	(2.4)
5.1	1.6	Change in market value	1.3	2.0	1.1	2.3	1.7
0.1	1.0	Net money market flows	—	(0.1)	0.1	—	—
2.8	—	Other (4)	—	—	2.8	—	—

51.3	41.3	Ending assets under management	41.3	43.4	47.7	49.3	51.3
37.2	34.6	Affiliated retail assets under management	34.6	35.6	36.5	37.8	37.2

88.5	75.9	Total assets managed for retail customers at end of period	75.9	79.0	84.2	87.1	88.5

(0.1)	—	Net retail additions (withdrawals) other than money market	(0.7)	0.2	0.3	(0.7)	0.3

		Wrap-fee Product Assets Under Administration:
69.1	53.6	Beginning total wrap-fee product assets	60.5	63.9	69.1	72.3	78.7
15.1	17.7	Additions (5)	4.7	4.6	5.8	5.7	3.6
(11.3)	(10.9)	Withdrawals	(3.2)	(3.7)	(3.8)	(3.9)	(3.6)
9.2	3.5	Change in market value	1.9	4.3	1.2	4.6	3.4

82.1	63.9	Ending total wrap-fee product assets	63.9	69.1	72.3	78.7	82.1

3.8	6.8	Net wrap-fee product additions	1.5	0.9	2.0	1.8	—

(1)	Additions and withdrawals have been reclassified to report certain client transfers between asset classes on a net basis, for all periods presented, rather than a gross basis as formerly reported. These reclassifications had no impact on net additions (withdrawals) or assets under management at end of each period.
(2)	Additions include $0.3 billion for the three months ended June 30, 2007 and the nine months ended September 30, 2007, and $1.8 billion for the nine months ended September 30, 2006 for assets transferred from the Retirement segment.
(3)	Withdrawals include $(0.4) billion for the three and nine months ended September 30, 2007, $(0.3) billion for the three and nine months ended September 30, 2006 and $(0.1) billion for the three months ended December 31, 2006 for assets transferred to the Retirement segment.
(4)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed) in the quarter ended March 31, 2007.
(5)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee and is scheduled to expire July 1, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
231	226	Net investment income	78	82	79	77	75
1,532	1,356	Commissions	422	490	529	519	484
1,840	1,571	Fees	534	555	588	608	644
221	139	Other non-interest revenues	53	67	75	84	62

3,824	3,292	Total revenues	1,087	1,194	1,271	1,288	1,265
3,030	2,753	Expenses	894	947	978	1,043	1,009

794	539	Income before income taxes	193	247	293	245	256

302	205	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	74	94	111	94	97
(1)	(3)	Purchase accounting and related adjustments	(1)	(2)	—	(1)	—

301	202	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	73	92	111	93	97

		Recurring revenue as a percentage of total revenue (1)	49.1%	49.4%	49.5%	49.6%	49.6%
		Total client assets ($ in billions) (2)	729.9	754.8	768.0	791.4	802.4
		Distribution representatives (2):
		Series 7 Financial Advisors	7,972	7,993	8,073	8,193	8,272
		Series 6 Financial Representatives	2,477	2,497	2,521	2,531	2,996
		Customer debit balances ($ in billions) (2)	4.9	4.8	4.5	4.6	4.6

254	(26)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	51	53	97	72	85

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
97,430	88,385	Beginning total account value	91,537	93,364	97,430	99,558	104,033
10,434	12,433	Deposits and sales	2,914	3,723	4,003	3,212	3,219
(9,945)	(12,155)	Withdrawals and benefits	(3,272)	(3,834)	(3,433)	(3,203)	(3,309)
7,682	4,701	Change in market value, interest credited and interest income (1)	2,185	4,177	1,558	4,466	1,658

105,601	93,364	Ending total account value	93,364	97,430	99,558	104,033	105,601

489	278	Net additions (withdrawals)	(358)	(111)	570	9	(90)

		Stable value account values included above	30,971	30,796	30,758	31,274	31,578

		Institutional Investment Products:
50,269	48,080	Beginning total account value	46,913	49,468	50,269	50,661	50,926
3,675	4,628	Additions	2,004	1,365	1,533	1,597	545
(4,003)	(3,010)	Withdrawals and benefits (2)	(974)	(1,871)	(1,743)	(1,067)	(1,193)
1,865	1,600	Change in market value, interest credited and interest income	995	647	607	325	933
(179)	(1,830)	Other (2)	530	660	(5)	(590)	416

51,627	49,468	Ending total account value	49,468	50,269	50,661	50,926	51,627

(328)	1,618	Net additions (withdrawals)	1,030	(506)	(210)	530	(648)

(1)	Includes $511 million for second quarter of 2007 and the nine months ended September 30, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	Transfers between the Retirement and Asset Management segments, formerly included in “Withdrawals and benefits,” have been reclassified to “Other” activity for all periods presented. “Other” activity includes transfers from (to) the Asset Management segment of $263 million, $107 million, $(332) million and $407 million for the third and fourth quarters of 2006 and the second and third quarters of 2007, respectively; and $75 million and $(1,582) million for the nine months ended September 30, 2007 and 2006, respectively. “Other” activity also includes $(511) million for the second quarter of 2007 and the nine months ended September 30, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		%		2006		2007
2007	2006	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
4,602	4,488	3%	Premiums	1,438	1,458	1,553	1,531	1,518
217	216	0%	Policy charges and fee income	70	70	72	73	72
1,210	1,049	15%	Net investment income	376	376	386	405	419
662	482	37%	Asset management fees, commissions and other income	172	181	220	217	225

6,691	6,235	7%	Total revenues	2,056	2,085	2,231	2,226	2,234

			Benefits and Expenses (1):
3,632	3,539	3%	Insurance and annuity benefits	1,112	1,143	1,219	1,219	1,194
240	184	30%	Interest credited to policyholders’ account balances	66	67	77	79	84
13	10	30%	Interest expense	3	—	2	3	8
(773)	(755)	-2%	Deferral of acquisition costs	(242)	(252)	(261)	(259)	(253)
357	342	4%	Amortization of acquisition costs	111	112	128	126	103
1,812	1,747	4%	General and administrative expenses	578	617	591	603	618

5,281	5,067	4%	Total benefits and expenses	1,628	1,687	1,756	1,771	1,754

1,410	1,168	21%	Adjusted operating income before income taxes	428	398	475	455	480

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2007				Quarter Ended September 30, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,602	3,170	1,432	—	1,518	1,060	458	—
Policy charges and fee income	217	171	46	—	72	58	14	—
Net investment income	1,210	582	600	28	419	207	201	11
Asset management fees, commissions and other income	662	36	57	569	225	(34)	19	240

Total revenues	6,691	3,959	2,135	597	2,234	1,291	692	251

Benefits and Expenses (1):
Insurance and annuity benefits	3,632	2,492	1,140	—	1,194	837	357	—
Interest credited to policyholders’ account balances	240	101	139	—	84	36	48	—
Interest expense	13	8	—	5	8	2	4	2
Deferral of acquisition costs	(773)	(571)	(202)	—	(253)	(187)	(66)	—
Amortization of acquisition costs	357	265	92	—	103	74	29	—
General and administrative expenses	1,812	928	511	373	618	316	167	135

Total benefits and expenses	5,281	3,223	1,680	378	1,754	1,078	539	137

Adjusted operating income before income taxes	1,410	736	455	219	480	213	153	114

	Nine Months Ended September 30, 2006				Quarter Ended September 30, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,488	2,929	1,559	—	1,438	963	475	—
Policy charges and fee income	216	164	52	—	70	55	15	—
Net investment income	1,049	491	538	20	376	173	196	7
Asset management fees, commissions and other income	482	46	28	408	172	25	22	125

Total revenues	6,235	3,630	2,177	428	2,056	1,216	708	132

Benefits and Expenses (1):
Insurance and annuity benefits	3,539	2,245	1,294	—	1,112	732	380	—
Interest credited to policyholders’ account balances	184	81	103	—	66	27	39	—
Interest expense	10	9	—	1	3	3	—	—
Deferral of acquisition costs	(755)	(537)	(218)	—	(242)	(167)	(75)	—
Amortization of acquisition costs	342	269	73	—	111	85	26	—
General and administrative expenses	1,747	865	564	318	578	288	189	101

Total benefits and expenses	5,067	2,932	1,816	319	1,628	968	559	101

Adjusted operating income before income taxes	1,168	698	361	109	428	248	149	31

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		Japanese Yen Basis Results:
		Revenues (1):
¥312,221	¥286,029	Japanese insurance operations excluding Gibraltar Life	¥95,125	¥95,896	¥110,222	¥103,793	¥98,206
249,438	249,841	Gibraltar Life	80,804	77,139	80,554	86,499	82,385

561,659	535,870	Total revenues, Japan, yen basis	175,929	173,035	190,776	190,292	180,591

		Benefits and Expenses (1):
246,327	224,383	Japanese insurance operations excluding Gibraltar Life	72,202	74,907	86,553	80,649	79,125
201,480	210,998	Gibraltar Life	65,292	62,677	65,133	70,199	66,148

447,807	435,381	Total benefits and expenses, Japan, yen basis	137,494	137,584	151,686	150,848	145,273

		Adjusted operating income (2):
65,894	61,646	Japanese insurance operations excluding Gibraltar Life	22,923	20,989	23,669	23,144	19,081
47,958	38,843	Gibraltar Life	15,513	14,462	15,421	16,300	16,237

¥113,852	¥100,489	Total adjusted operating income, Japan, yen basis	¥38,436	¥35,451	¥39,090	¥39,444	¥35,318

		U.S. Dollar adjusted operating income (3):
$602	$581	Japanese insurance operations excluding Gibraltar Life	$213	$194	$219	$212	$171
455	361	Gibraltar Life	149	132	143	159	153

1,057	942	Total adjusted operating income, Japan, U.S. dollar basis	362	326	362	371	324
134	117	All other countries	35	38	51	41	42

$1,191	$1,059	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$397	$364	$413	$412	$366

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2006		2007
2007	2006		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,237	2,109	Japan, excluding Gibraltar Life	685	680	787	719	731
1,478	1,611	Gibraltar Life	490	483	483	523	472
1,104	984	All other countries	333	365	355	362	387
4,819	4,704	Total	1,508	1,528	1,625	1,604	1,590

		Annualized new business premiums:
365	365	Japan, excluding Gibraltar Life	114	115	153	109	103
264	279	Gibraltar Life	91	78	76	96	92
214	210	All other countries	60	77	70	69	75
843	854	Total	265	270	299	274	270

		Annualized new business premiums by distribution channel:
579	575	Life Planners	174	192	223	178	178
246	240	Gibraltar Life Advisors	71	68	69	90	87
18	39	Banks (2)	20	10	7	6	5
843	854	Total	265	270	299	274	270

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
2,614	2,395	Japan, excluding Gibraltar Life	779	785	920	851	843
1,733	1,829	Gibraltar Life	554	557	564	611	558
1,022	937	All other countries	316	341	331	335	356
5,369	5,161	Total	1,649	1,683	1,815	1,797	1,757

		Annualized new business premiums:
405	401	Japan, excluding Gibraltar Life	125	128	169	121	115
289	299	Gibraltar Life	98	86	84	105	100
201	201	All other countries	57	72	66	65	70
895	901	Total	280	286	319	291	285

		Annualized new business premiums by distribution channel:
606	602	Life Planners	182	200	235	186	185
271	260	Gibraltar Life Advisors	78	76	77	99	95
18	39	Banks (2)	20	10	7	6	5
895	901	Total	280	286	319	291	285

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2006		2007
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	232	236	239	242	244
Gibraltar Life	197	196	195	194	194
All other countries	92	93	96	97	99
Total	521	525	530	533	537

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,049	2,074	2,118	2,144	2,167
Gibraltar Life	3,872	3,871	3,846	3,816	3,815
All other countries	1,169	1,201	1,225	1,246	1,270
Total	7,090	7,146	7,189	7,206	7,252

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.9%	93.0%	92.8%	92.7%	92.6%
25 months	87.0%	87.1%	86.9%	86.9%	86.5%

Gibraltar Life:
13 months	94.4%	94.4%	93.9%	93.5%	92.6%
25 months	87.9%	87.8%	88.0%	87.9%	88.0%

Number of Life Planners at end of period:
Japan	2,941	2,956	3,001	3,012	3,030
All other countries	2,861	2,872	2,892	2,989	3,008
Total life planners	5,802	5,828	5,893	6,001	6,038
Gibraltar Life Advisors	6,036	5,944	5,952	5,815	5,944

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2007				December 31, 2006
			Financial Services Business				Financial Services Businesses
	Consolidated Portfolio	Closed Block Business	Amount	% of Total	Consolidated Portfolio	Closed Block Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	130,071	38,595	91,476	56.8%	131,554	38,752	92,802	58.2%
Public, held to maturity, at amortized cost	2,879	—	2,879	1.8%	3,025	—	3,025	1.9%
Private, available for sale, at fair value	32,042	12,221	19,821	12.3%	30,357	12,021	18,336	11.5%
Private, held to maturity, at amortized cost	594	—	594	0.4%	443	—	443	0.3%
Trading account assets supporting insurance liabilities, at fair value	14,612	—	14,612	9.1%	14,262	—	14,262	8.9%
Other trading account assets, at fair value	326	142	184	0.1%	109	—	109	0.1%
Equity securities, available for sale, at fair value	8,755	4,080	4,675	2.9%	8,086	3,772	4,314	2.7%
Commercial loans	26,243	7,580	18,663	11.6%	24,593	7,318	17,275	10.8%
Policy loans	9,214	5,399	3,815	2.3%	8,887	5,415	3,472	2.2%
Other long-term investments (1)	3,782	1,034	2,748	1.7%	3,756	965	2,791	1.7%
Short-term investments	2,586	941	1,645	1.0%	4,603	1,851	2,752	1.7%

Subtotal (2)	231,104	69,992	161,112	100.0%	229,675	70,094	159,581	100.0%

Invested assets of other entities and operations (3)	10,044	—	10,044		5,742	—	5,742

Total investments	241,148	69,992	171,156		235,417	70,094	165,323

Fixed Maturities by Credit Quality (2):

	September 30, 2007					December 31, 2006
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	75,115	1,470	876	75,709	80.3%	75,796	1,787	322	77,261	80.6%
2 Baa	13,813	452	294	13,971	14.8%	13,328	580	137	13,771	14.4%

Subtotal Investment Grade	88,928	1,922	1,170	89,680	95.1%	89,124	2,367	459	91,032	95.0%

3 Ba	2,693	80	72	2,701	3.0%	2,692	109	22	2,779	2.9%
4 B	1,760	53	59	1,754	1.9%	1,746	93	23	1,816	1.9%
5 C and lower	114	6	4	116	0.0%	115	8	2	121	0.1%
6 In or near default	32	9	—	41	0.0%	48	7	1	54	0.1%

Subtotal Below Investment Grade	4,599	148	135	4,612	4.9%	4,601	217	48	4,770	5.0%

Total	93,527	2,070	1,305	94,292	100.0%	93,725	2,584	507	95,802	100.0%

Private Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	6,651	216	63	6,804	33.3%	6,214	248	49	6,413	34.2%
2 Baa	10,445	343	89	10,699	52.4%	9,463	377	73	9,767	52.0%

Subtotal Investment Grade	17,096	559	152	17,503	85.7%	15,677	625	122	16,180	86.2%

3 Ba	1,587	53	18	1,622	7.9%	1,422	50	11	1,461	7.7%
4 B	883	9	16	876	4.3%	645	12	7	650	3.5%
5 C and lower	229	5	1	233	1.1%	321	18	4	335	1.8%
6 In or near default	160	24	2	182	1.0%	139	11	1	149	0.8%

Subtotal Below Investment Grade	2,859	91	37	2,913	14.3%	2,527	91	23	2,595	13.8%

Total	19,955	650	189	20,416	100.0%	18,204	716	145	18,775	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2007 and December 31, 2006, respectively, 248 securities with amortized cost of $4,413 million (fair value $4,400 million) and 231 securities with amortized cost of $3,515 million (fair value, $3,588 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	33,061	68.3%	32,242	67.9%
Public, held to maturity, at amortized cost	2,879	5.9%	3,025	6.4%
Private, available for sale, at fair value	3,325	6.9%	3,139	6.6%
Private, held to maturity, at amortized cost	594	1.2%	443	0.9%
Trading account assets supporting insurance liabilities, at fair value	1,160	2.4%	1,106	2.3%
Other trading account assets, at fair value	28	0.1%	28	0.1%
Equity securities, available for sale, at fair value	2,533	5.2%	2,372	5.0%
Commercial loans	2,812	5.8%	2,782	5.9%
Policy loans	1,091	2.3%	1,016	2.1%
Other long-term investments (1)	871	1.8%	970	2.0%
Short-term investments	35	0.1%	374	0.8%

Total	48,389	100.0%	47,497	100.0%

	September 30, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	58,415	51.8%	60,560	54.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,496	14.6%	15,197	13.6%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,452	11.9%	13,156	11.7%
Other trading account assets, at fair value	156	0.2%	81	0.1%
Equity securities, available for sale, at fair value	2,142	1.9%	1,942	1.7%
Commercial loans	15,851	14.1%	14,493	12.9%
Policy loans	2,724	2.4%	2,456	2.2%
Other long-term investments (1)	1,877	1.7%	1,821	1.7%
Short-term investments	1,610	1.4%	2,378	2.1%

Total	112,723	100.0%	112,084	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2007			2006 (4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.01%	1,426	(74)	4.90%	1,357	(5)
Equity securities	5.82%	60	118	5.35%	49	11
Commercial loans	6.26%	219	10	6.11%	194	1
Policy loans	5.08%	47	—	4.94%	41	—
Short-term investments and cash equivalents	5.10%	93	—	4.43%	90	(1)
Other investments	3.61%	26	(211)	9.12%	62	215

Gross investment income before investment expenses	5.14%	1,871	(157)	5.11%	1,793	221
Investment expenses	-0.15%	(128)	—	-0.17%	(138)	—

Subtotal	4.99%	1,743	(157)	4.94%	1,655	221

Investment results of other entities and operations (2)		373	(40)		312	18
Less, investment income relating to divested businesses		(3)			(5)

Total		2,113	(197)		1,962	239

	Nine Months Ended September 30
	2007			2006 (4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.06%	4,264	(33)	4.91%	3,929	(318)
Equity securities	5.04%	149	323	5.02%	132	120
Commercial loans	6.24%	629	3	6.23%	563	(2)
Policy loans	5.11%	136	—	4.94%	115	—
Short-term investments and cash equivalents	4.96%	275	(7)	4.75%	240	—
Other investments	5.65%	118	(170)	8.02%	161	192

Gross investment income before investment expenses	5.19%	5,571	116	5.10%	5,140	(8)
Investment expenses	-0.16%	(402)	—	-0.17%	(377)	—

Subtotal	5.03%	5,169	116	4.93%	4,763	(8)

Investment results of other entities and operations (2)		1,082	25		895	72
Less, investment income relating to divested businesses		(11)			(11)

Total		6,240	141		5,647	64

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2007			2006 (2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.72%	263	12	2.54%	246	22
Equity securities	3.66%	20	107	3.76%	18	5
Commercial loans	4.53%	31	5	3.99%	25	4
Policy loans	3.81%	10	—	3.58%	9	—
Short-term investments and cash equivalents	3.45%	9	—	3.36%	6	(1)
Other investments	10.10%	21	(32)	12.83%	30	147

Gross investment income before investment expenses	3.04%	354	92	2.92%	334	177
Investment expenses	-0.18%	(22)	—	-0.17%	(23)	—

Total	2.86%	332	92	2.75%	311	177

	Nine Months Ended September 30
	2007			2006 (2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.70%	777	53	2.52%	706	5
Equity securities	2.82%	44	283	2.95%	40	95
Commercial loans	4.49%	92	12	3.66%	66	15
Policy loans	3.78%	29	—	3.57%	26	—
Short-term investments and cash equivalents	2.91%	18	(1)	3.40%	13	(2)
Other investments	12.76%	83	(109)	12.89%	87	50

Gross investment income before investment expenses	3.03%	1,043	238	2.84%	938	163
Investment expenses	-0.18%	(70)	—	-0.18%	(68)	—

Total	2.85%	973	238	2.66%	870	163

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2007			2006 (3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.30%	1,163	(86)	6.26%	1,111	(27)
Equity securities	8.25%	40	11	7.08%	31	6
Commercial loans	6.68%	188	5	6.64%	169	(3)
Policy loans	5.58%	37	—	5.55%	32	—
Short-term investments and cash equivalents	5.47%	84	—	4.60%	84	—
Other investments	0.95%	5	(179)	7.16%	32	68

Gross investment income before investment expenses	6.20%	1,517	(249)	6.25%	1,459	44
Investment expenses	-0.13%	(106)	—	-0.16%	(115)	—

Total	6.07%	1,411	(249)	6.09%	1,344	44

	Nine Months Ended September 30
	2007			2006 (3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.39%	3,487	(86)	6.29%	3,223	(323)
Equity securities	7.55%	105	40	7.22%	92	25
Commercial loans	6.69%	537	(9)	6.87%	497	(17)
Policy loans	5.65%	107	—	5.56%	89	—
Short-term investments and cash equivalents	5.36%	257	(6)	4.93%	227	2
Other investments	2.49%	35	(61)	5.50%	74	142

Gross investment income before investment expenses	6.29%	4,528	(122)	6.28%	4,202	(171)
Investment expenses	-0.15%	(332)	—	-0.17%	(309)	—

Total	6.14%	4,196	(122)	6.11%	3,893	(171)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2006 AND 2007 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		Pre-Tax Adjusted Operating Income
	Third Quarter 2006	Third Quarter 2007	Third Quarter 2006	Third Quarter 2007	Third Quarter 2006	Third Quarter 2007	Third Quarter 2006	Third Quarter 2007
Actuarial Item:
Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	(62)	(45)	34	12	(156)	(135)	60	78

Refinement of reserving period for certain benefits on block of variable life insurance policies	(85)	0	62	0	(133)	0	(14)	0

Total impact on reported results	(147)	(45)	96	12	(289)	(135)	46	78

Reported amount	117	226	300	254	(220)	(68)

Amount excluding impact of items indicated above	264	271	204	242	69	67

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 16.82% for the nine months ended September 30, 2007, 14.04% for the nine months ended September 30, 2006, 16.14% for the three months ended September 30, 2007, 20.75% for the three months ended September 30, 2006, 15.97% for the three months ended June 30, 2007, 18.25% for the three months ended March 31, 2007, and 16.33% for the three months ended December 31, 2006.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding accumulated other comprehensive income related to unrealized gains and losses on investments, pension and postretirement benefits and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2007

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of October 31, 2007

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA	Aa3	AA
PRUCO Life Insurance Company	A+	AA	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA	NR*	AA
American Skandia Life Assurance Corporation	A+	AA	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of October 31, 2007

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (1)	a-	A+	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A+	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:

www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.